SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

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[ ] Preliminary Proxy Statement
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    14a-6(e)(2))
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                              Hurco Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     1)  Amount Previously Paid.................................................
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


                              HURCO COMPANIES, INC.

                               ONE TECHNOLOGY WAY
                                                            P.O. BOX 68180
                           INDIANAPOLIS, INDIANA 46268
                                 (317) 293-5309

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held March 11, 2004


To Our Shareholders:

The 2004 Annual Meeting of Shareholders of Hurco Companies, Inc., will be held at the corporate headquarters of Hurco Companies, Inc., One Technology Way, Indianapolis, Indiana, 46268 at 10:00 a.m. EST on Thursday, March 11, 2004, for the following purposes:

1. To elect six directors to serve until the next annual meeting or until their successors are duly elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

If you do not expect to attend the Annual Meeting, please mark, sign and date the enclosed proxy and return it in the enclosed return envelope which requires no postage if mailed in the United States.

Only shareholders of record as of the close of business on January 8, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for approval of one or more of the above matters at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.


                            By order of the Board of Directors,



                            Roger J. Wolf, Secretary


January 30, 2004
Indianapolis, Indiana




                                                           YOUR VOTE IS
                                            IMPORTANT Even if you plan to attend
                                            the meeting, we urge you to mark,
                                            sign and date the enclosed proxy and
                                            return it promptly in the enclosed
                                            envelope.

                              HURCO COMPANIES, INC.
                               One Technology Way
                                 P. O. Box 68180
                           Indianapolis, Indiana 46268

                         Annual Meeting of Shareholders
                                 March 11, 2004
  ------------------------------------------------------------------------------

                                 PROXY STATEMENT


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES



This Proxy Statement is furnished to the holders (the "Shareholders") of common stock of Hurco Companies, Inc. ("Hurco" or the "Company") in connection with the solicitation of proxies by the Board of Directors for the 2004 Annual Meeting of Shareholders to be held at 10:00 a.m. EST on Thursday, March 11, 2004 at the corporate headquarters of Hurco Companies, Inc., One Technology Way, Indianapolis, Indiana, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed to the Shareholders on or about January 30, 2004. Proxies are being solicited principally by mail. Directors, officers and regular employees of Hurco may also solicit proxies personally by telephone, electronic mail or otherwise. All expenses incident to the preparation and mailing to the Shareholders of the Notice, Proxy Statement and form of Proxy will be paid by Hurco.

Shareholders of record as of the close of business on January 8, 2004, are entitled to notice of and vote at the Annual Meeting or any adjournments thereof. On such record date, Hurco had 5,609,387 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote with respect to each matter submitted to a vote. The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business.

If the enclosed form of proxy is executed and returned, it may be revoked at any time before it is voted by giving written notice to the Secretary of the Company. If a Shareholder executes more than one proxy, the proxy having the latest date will revoke any earlier proxies. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person.

A proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the instructions of the Shareholder in the proxy. If no instructions are given, the proxy will be voted for the election of the Board of Directors' nominees named in this Proxy Statement. Directors will be elected by a plurality of the votes cast. A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owners. Shares that are not voted with respect to a specific proposal will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal. Neither the non-voting of shares nor abstentions will affect the matters to be voted on at the Annual Meeting.

                              ELECTION OF DIRECTORS

The Board of Directors currently consists of six members and the Board has nominated six persons for election as directors. All nominees are currently directors. Each director will serve for a term of one year, which expires at the next Annual Meeting of Shareholders of the Company, when his successor has been elected. The six nominees are: Robert W. Cruickshank, Michael Doar, Richard T. Niner, O. Curtis Noel, Charles E. Mitchell Rentschler and Gerald V. Roch. A majority of the director nominees are "independent directors" as defined by the listing standards for Nasdaq companies and the Board of Directors has affirmatively determined that such independent directors have no relationship with the Company that would impair their independence. The independent director nominees are Messrs. Cruickshank, Niner, Noel, Rentschler and Roch. Unless authority is specifically withheld, the shares represented by the enclosed form of proxy will be voted in favor of these nominees.

If any of these nominees becomes unable to accept election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Board of Directors knows of no reason why any of the nominees would be unable to accept election.

The Company has received notice of a shareholder's nomination of himself to be voted on at the Annual Meeting.

The following information sets forth the name of each director, his age, tenure as a director, principal occupation and business experience for the last five years:
                                                                 Served as a
    Name                                        Age             Director since

    Robert W. Cruickshank (1,2,3)                58                  2000
    Michael Doar                                 48                  2000
    Richard T. Niner (1,2)                       64                  1986
    O. Curtis Noel (3)                           68                  1993
    Charles E. Mitchell Rentschler (2)           64                  1986
    Gerald V. Roch                               72                  2001

Robert W. Cruickshank since 1981 has been a consultant providing private clients with financial advice. Mr. Cruickshank is also a director of Calgon Carbon Corporation, a producer of products and services for the purification, reparation and concentration of liquids and gases, and Friedman's Jewelers, Inc., a retail jewelry business.

Michael Doar was elected Chairman of the Board of Directors and Chief Executive Officer on November 14, 2001. Previously, Mr. Doar served as Vice President of Sales and Marketing of Ingersoll Contract Manufacturing Company, a subsidiary of Ingersoll International, an international engineering and machine tool systems business. Mr. Doar had held various management positions with Ingersoll International since 1989.

Richard T. Niner's principal occupation since 1998 has been acting as a general partner of Wind River Associates. Mr. Niner is also a general partner of Brynwood Management II, L.P., the general partner of Brynwood Partners II, L.P., and until December 31, 1998, his principal occupation was acting as a general partner of Brynwood Management, the general partner of Brynwood Partners Limited Partnership. Mr. Niner is a director of Arrow International, Inc., a cardiac and critical care products business.

O. Curtis Noel has been an independent business consultant for more than ten years specializing in market and industry studies, competitive analysis and corporate development programs with clients in the U.S. and abroad.

Charles E. Mitchell Rentschler is a partner with Lagenberg & Company, a private industrial securities research firm. Previously, Mr. Rentschler had been an independent business consultant since 2001, providing general business consulting services to the foundry industry. Mr. Rentschler served as President and Chief Executive Officer of The Hamilton Foundry & Machine Co. from 1985 until 2001. The Hamilton Foundry and Machine Co. filed a petition for relief under Chapter 11 of the Bankruptcy Code on October 10, 2000.

Gerald V. Roch has been an independent business consultant providing general business and technology consulting services since 1994. Mr. Roch was a co-founder of Hurco in 1968 and in 1986 was the founder of Made2Manage Systems, Inc., a manufacturing software company. Mr. Roch served as President and Chief Executive Officer of Made2Manage Systems, Inc. from 1986 until 1994.

(1)      Member of Nominating and Governance Committee
(2)      Member of Audit Committee
(3)      Member of Compensation Committee

The Board of Directors recommends a vote FOR each of the nominees listed above.

Board Meetings and Committees

During the last fiscal year, the Board of Directors held five meetings. All of the current directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served. Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. All current directors attended the 2003 annual meeting of shareholders.

The Board has an Audit Committee that held nine meetings during the last fiscal year. The Audit Committee has the authority to oversee the Company's accounting and financial reporting activities, and meets with the Company's independent auditors and Chief Financial Officer to review the scope, cost and results of the annual audit and to review internal accounting controls, policies and procedures. The report of the Audit Committee is included on page 9 of this Proxy Statement. The Audit Committee selects the independent auditors of Hurco. See INDEPENDENT AUDITORS on page 12.

The Board has a Compensation Committee that held one meeting during the last fiscal year. The Compensation Committee reviews and recommends to the Board the compensation of the officers and managers of Hurco and guidelines for the general wage structure of the entire workforce. The Compensation Committee also oversees the administration of the Company's employee benefit plans. The report of the Compensation Committee regarding executive compensation is included on page 7 of this Proxy Statement.

The Board of Directors had an Executive/Nominating Committee that held one meeting during the last fiscal year. The Executive/Nominating Committee reviewed the structure and composition of the Board of Directors and considered the qualifications of and recommended all nominees for directors. The Executive/Nominating Committee considered candidates whose names were submitted in writing by shareholders.

The Nominating and Governance Committee is composed on two independent Directors. The Committee was established on January 9, 2004. This Committee replaced the Executive/Nominating Committee. The Nominating and Corporate Governance Committee has adopted a formal written charter which specifies the scope and purpose of the Committee. Pursuant to its charter, the Committee is to
(1) assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for reelection or appointment at the annual meeting of shareholders; (2) develop and recommend to the Board Corporate Governance Principles and a Code of Business Conduct and Ethics; (3) lead the Board in an annual self-evaluation; (4) recommend members and chairs for each standing committee; and (5) determine and evaluate succession plans for the Chief Executive Officer. The Nominating and Governance Committee also reviews our Corporate Governance Principles regularly and updates them as appropriate. A copy of the charter and our Corporate Governance Principles are available on our website at www.hurco.com.

The Nominating and Governance Committee will consider candidates recommended by shareholders. A shareholder who wishes to recommend a director candidate for consideration by the Nominating and Governance Committee should send such recommendation to the Secretary of the Company, One Technology Way, Indianapolis, Indiana 46268, who will forward it to the Committee. Any such recommendation should include a description of the candidate's qualifications for board service; the candidate's written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the shareholder and the candidate for more information. A shareholder, who wishes to nominate an individual to the Nominating and Governance Committee as a nominee, must comply with the advanced notice requirements set forth in the Company's By-Laws which are more fully explained later in this proxy statement under "Shareholder Proposals."

The Nominating and Governance Committee will identify potential nominees based on specified objectives in terms of the composition of the Board, taking into account such factors as industry experience and areas of expertise. Nominees will be evaluated on the basis of their experience, judgment, integrity, ability to make independent inquiries, understanding of the Company and willingness to devote adequate time to Board duties.

The members of these Committees are identified in the table on page 2.

Compensation of Directors

Each director who is not an employee of the Company receives a fee of $1,500 for each meeting of the Board of Directors attended. Each such director also receives $5,000 per fiscal quarter. Directors are also entitled to receive reimbursement for travel and other expenses incurred in attending such meetings. In fiscal 2003, Mr. Niner received additional annual compensation of $36,000 for his services as chairman of the Executive / Nominating Committee. In fiscal 2004, Mr. Niner will receive $36,000 of additional annual compensation for his services as Presiding Independent Director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to file reports of ownership with the Securities and Exchange Commission and Nasdaq. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company's review of the copies of such forms received by it, or written representations from certain reporting persons that they were not required to file a Form 5 to report previously unreported ownership or changes in ownership, the Company believes that, during its fiscal year ending October 31, 2003, its officers, directors and greater than 10% beneficial owners complied with all filing requirements under Section 16(a). However, after the end of the fiscal year, on December 29, 2003, Mr. Roch, a director of the Company, purchased 1,000 share of common stock, which were not reported until January 8, 2004.

Code of Business Conduct and Ethics

Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 and Nasdaq listing requirements, the Company has adopted a Code of Business Conduct and Ethics which applies to all Company's directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer. If the Company makes any substantive amendment of, or grants any waiver to, the Code of Business Conduct and Ethics, the Company will disclose the nature of such amendment of waiver in a current report of Form 8-K. A copy of the Code of Business Conduct and Ethics is available on our website at www.hurco.com.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth all compensation paid or accrued during each of the last three fiscal years to each of the individuals who served as the Company's Chief Executive Officer during the fiscal year ended October 31, 2003 and each of the other three executive officers of Hurco (the "Named Executive Officers") whose salary and bonus exceeded $100,000 during the fiscal year ended October 31, 2003.

                           Summary Compensation Table

                                                                                           Long-term
                                                   Annual Compensation                   Compensation
                                          ----------------------------------------    -----------------
                                                                                            Securities      All Other
Name and                        Fiscal      Salary      Bonus        Other Annual           Underlying     Compensation
Principal Position               Year         ($)      ($)(1)       Compensation ($)         Options(2)         ($) (3)
------------------              ------      ------     ------       ---------------    ----------------     -----------

Michael Doar                       2003       245,000     50,000         --                    --              5,790
Chairman and CEO                   2002       207,470         --         --                  80,000           33,564

James D. Fabris                    2003       225,000     55,000         --                    --              6,208
President and                      2002       223,365         --         --                  35,000           24,688
Chief Operating Officer            2001       198,077         --         --                    --             24,284

Roger J. Wolf                      2003       191,262     25,000         --                    --              5,193
Sr. VP, Secretary,                 2002       185,000         --         --                  35,000           47,217
Treasurer and CFO                  2001       183,077         --         --                    --             48,762

David E. Platts                    2003       129,231      2,000         --                    --              2,930
Vice President -                   2002       125,000         --         --                  10,000           13,555
Technology                         2001       121,154         --         --                    --             14,177

Stephen J. Alesia                  2003       107,692     21,000         --                    --              3,231
Corporate Controller               2002        95,000         --         --                  10,000           10,044
                                   2001        92,846      5,000         --                    --              9,100

(1)      Represents cash bonuses earned and paid in the subsequent year.
(2)      Represents  shares of common  stock  underlying  grants of  options  made  during the  year.  We have not granted any Stock
         Appreciation Rights (SARs).
(3)      Represents  contributions to defined contribution plans and, for the years prior to fiscal 2003, split dollar life insurance premiums.

Stock Options

There were no options granted in fiscal 2003.

                              Aggregated Option Exercises in Fiscal 2003 and Year-End Option Values

                                 Shares
                                Acquired                           Number of Securities                Value of Unexercised
                                   On            Value         Underlying Unexercised Options          In-the-Money Options
                                Exercise        Realized              At FY End (#)                      At FY End ($) (1)
                                   (#)            ($)         Exercisable      Unexercisable       Exercisable      Unexercisable
Michael Doar                       --              --              41,667          53,333             10,667            21,333
James D. Fabris                    --              --              94,667          23,333             9,327             9,333
Roger J. Wolf                      --              --              91,667          23,333             5,157             9,333
David E. Platts                    --              --              38,333           6,667             1,333             2,667
Stephen J. Alesia                  --              --              28,333           6,667             1,333             2,667

(1)      Value is  calculated  based on the closing  market  price of the common stock on October 31, 2003 ($ 2.57) less the option exercise price.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are O. Curtis Noel and Robert W. Cruickshank. None of the Compensation Committee members are involved in a relationship requiring disclosure as an interlocking executive officer/director or under Item 404 of Regulation S-K or is a former officer or employee of the Company or any of its subsidiaries.

Employment Contracts

Michael Doar entered into an employment contract effective November 13, 2001. The contract term is unspecified. Mr. Doar's salary and bonus arrangements are set annually by the Compensation Committee of the Board of Directors. Other compensation, such as stock option grants, is awarded periodically at the discretion of the Compensation Committee. Mr. Doar is entitled to thirty days notice and twelve months salary and benefits if he is removed as Chairman and Chief Executive Officer by action of the Board of Directors.

James D. Fabris entered into an employment contract on November 18, 1997. The contract term is unspecified. Mr. Fabris' salary and bonus arrangement are set annually by the Compensation Committee of the Board of Directors. Other compensation, such as stock option grants, is awarded periodically at the discretion of the Compensation Committee. As part of the contract, Mr. Fabris is entitled to 12 months' salary if Hurco terminates his employment for any reason other than gross misconduct.

Roger J. Wolf entered into an employment contract on January 8, 1993. The contract term is unspecified. Mr. Wolf's salary and bonus arrangements are set annually by the Compensation Committee of the Board of Directors. Other compensation, such as stock option grants, is awarded periodically at the discretion of the Compensation Committee. Mr. Wolf is entitled to 12 months' salary if Hurco terminates his employment without just cause.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors establishes policies relating to the compensation arrangements of the Chief Executive Officer and all other executive officers and oversees the administration of the Company's employee benefit plans. All decisions of the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

Compensation Policy

The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policy integrates annual base compensation with incentive compensation plans based upon corporate performance and individual initiatives and performance. Measurement of corporate performance is primarily based on Company goals and industry performance levels. Accordingly, in years in which performance goals and industry levels are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Annual cash compensation, together with stock option incentives, are designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

Stock options are granted from time to time to key employees, based primarily on such person's potential contribution to the Company's growth and profitability. The Compensation Committee feels that stock options are an effective incentive for managers to create value for shareholders since the value of an option bears a direct relationship to the Company's stock price. The Compensation Committee believes that linking compensation for the Chief Executive Officer and all other executive officers to corporate performance results in a better alignment of compensation with corporate goals and shareholder interest. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are rewarded commensurately.

Fiscal 2003 Executive Compensation

For fiscal 2003, the Company's compensation program for the Chief Executive Officer and all other executive officers consisted of base salary and bonus awards described above. No stock options were granted in fiscal 2003. During fiscal year 2003, the annual compensation of the Chief Executive Officer consisted of base salary and a performance bonus. In evaluating 2003 performance, the Committee considered the Company's financial performance in relation to its business plan and other corporate performance criteria and determined that bonuses would be awarded to the Chief Executive Officer and other corporate executive officers. The Committee believes that compensation levels for the Chief Executive Officer and all other executive officers and key employees during fiscal 2003 adequately reflect the Company's compensation goals and policies.



                                                          O. Curtis Noel
                                                          Robert W. Cruickshank

                            REPORT OF AUDIT COMMITTEE

The Company's Audit Committee is comprised of three Directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current composition satisfies the Nasdaq listing requirements that govern audit committee composition, including the requirement that audit committee members all be "independent directors" as defined by Nasdaq listing requirements. The Board of Directors annually reviews the independence of the audit committee members in view of the Nasdaq listing requirements and the Securities and Exchange Commission's definition of independence for audit committee members and the audit committee independence requirements in our Corporate Governance Principles (a copy of which is on our website at www.hurco.com). The Board has determined that Robert W. Cruickshank meets the Securities and Exchange Commission's definition of an "audit committee financial expert."

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the system of internal controls which management has established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, and the independent auditors.

The Audit Committee has adopted a formal, written charter, which was amended by the full Board of Directors of the Company on January 9, 2004. The Charter specifies the scope of the Audit Committee's responsibilities and how it should carry out those responsibilities. The Audit Committee reviews and reassesses the adequacy of the Charter on an annual basis. A copy of the Charter is attached as Exhibit A to this proxy statement.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended October 31, 2003, with the Company's management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent public auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

The members of the Audit Committee have also confirmed that there have been no new circumstances or developments since their appointment to the Committee that would impair any member's ability to act independently.

Based on the review and discussions with the Company's independent auditors for the fiscal year ended October 31, 2003, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.



                                                Robert W. Cruickshank
                                                Richard T. Niner
                                                Charles E. M. Rentschler

                               PERFORMANCE GRAPH *

The following graph illustrates the cumulative total shareholder return on Hurco common stock for the five-year period ended October 31, 2003, as compared to the Russell 2000 and a peer group consisting of traded securities for U.S. companies in the same three digit SIC group as Hurco (SIC 3540-3549 - Metal Working Machinery and Equipment). The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of Hurco common stock.

                                [OBJECT OMITTED]

* $100 invested on 10/31/98 in stock or index- including reinvestment of dividends. Fiscal year ending October 31.

                                    10/98       10/99        10/00       10/01       10/02        10/03
                                 --------------------------------------------------------------------------
                                 --------------------------------------------------------------------------

HURCO COMPANIES, INC.                 100.00        57.73       56.71       35.30        27.38       42.39
RUSSELL 2000                          100.00       114.87      134.86      117.73       104.11      149.26
PEER GROUP                            100.00        97.80       98.70       88.37        91.13      110.94


                           INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that may incorporate future filings (including this Proxy Statement, in whole or in part), the preceding Report of the Audit Committee, Compensation Committee Report on Executive Compensation and the stock price Performance Graph shall not be incorporated by reference in any such filings.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 8, 2004, regarding beneficial ownership of the Company's common stock by each director and Named Executive Officer, by all directors and executive officers as a group, and by certain other beneficial owners of more than 5% of the common stock. Each such person has sole voting and investment power with respect to such securities, except as otherwise noted.

                             Other Beneficial Owners
                                                                                            Shares Beneficially Owned
Name and Address                                                                      Number                         Percent
Richard T. Niner                                                                        942,312     (1)                 15.6%
Wind River Associates, LP
1055 Washington Blvd.
Box 9-5th Floor
Stamford, CT 06901

Bridgeway Capital Management                                                            393,334     (2)                  7.1%
5615 Kirby Drive, Suite 518
Houston, Texas 77005

Dimensional Fund Advisors Inc.                                                          342,000     (3)                 6.1%
1299 Ocean Avenue
Santa Monica, CA  90401

FMR Corp.                                                                               387,428     (4)                  6.9%
82 Devonshire Street
Boston, Massachusetts 02109

Royce & Associates, Inc.                                                                560,600     (5)                 10.1%
1414 Avenue of the Americas
New York, NY 10019

Directors and Executive Officers

Richard T. Niner                                                                        942,312     (1)                 15.6%

Robert W. Cruickshank                                                                    45,000     (7)                  0.7%

Michael Doar                                                                             75,333     (12)                 1.3%

Charles E. Mitchell Rentschler                                                           63,100     (1,6)                1.0%

O. Curtis Noel                                                                           25,000     (1)                  0.4%

Gerald V. Roch                                                                           16,012     (7)                  0.3%

James D. Fabris                                                                         111,333     (10)                 1.8%

David E. Platts                                                                          53,367     (8)                  0.9%

Roger J. Wolf                                                                           120,125     (9)                  2.0%

Stephen J. Alesia                                                                        31,667     (11)                 0.5%

Executive officers and directors as a group (10 persons)                              1,483,249     (13)                24.6%

(1) Includes 25,000 shares subject to options that are exercisable within 60 days.

(2) According to Form 13F, filed November 11, 2003, Bridgeway Capital Management has shared voting power for all shares.

(3) According to Form 13F, filed November 11, 2003, Dimensional Fund Advisors has sole voting power for all shares.

(4) According to Form 13F, filed November 11, 2003, FMR Corporation sole power to dispose all shares.

(5) According to Schedule 13G, filed December 8, 2003, Royce & Associates has sole voting power for all shares.

(6) Includes 11,100 shares owned by Mr. Rentschler's wife, as to which he may be deemed to have beneficial ownership.

(7) Includes 15,000 shares subject to options that are exercisable within 60 days.

(8) Includes 41,667 shares subject to options that are exercisable within 60 days.

(9) Includes 103,333 shares subject to options that are exercisable within 60 days.

(10) Includes 96,333 shares subject to options that are exercisable within 60 days.

(11) Includes 31,667 shares subject to options that are exercisable within 60 days.

(12) Includes 68,333 shares subject to options that are exercisable within 60 days.

(13) Includes 446,333 shares subject to options that are exercisable within 60 days.

                                  INDEPENDENT
                                    AUDITORS

PricewaterhouseCoopers, LLP ("PwC") served as the Company's independent auditors for fiscal 2003. A representative of PwC is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired, and such representative is expected to be available to respond to appropriate questions. The Audit Committee has reappointed PwC as independent auditors for fiscal 2004.

On May 31, 2002, Hurco dismissed Arthur Andersen LLP ("Andersen") as its independent auditors. This decision was approved by the Audit Committee of the Board of Directors. Andersen's report on Hurco's financial statements for the year ended October 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended October 31, 2001, and the subsequent interim period through May 31, 2002, there were no disagreements with Andersen on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in its report on Hurco's consolidated financial statements for such year; nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. On June 27, 2002, the Board of Directors approved the recommendation of its Audit Committee to engage PwC as Hurco's independent auditors.

Audit and Non-Audit Fees

The following table sets forth fees paid to PwC and Andersen for services provided during fiscal years 2003 and 2002:

                                               PwC             PwC            Andersen
                                              2003             2002              2002
                                           -------------    ------------     --------------
                Audit Fees 1                  $301,600        $242,500            $30,000
                Audit Related Fees 2             8,000              --             10,500
                Tax Fees 3                      27,600              --             64,738
                All Other Fees 4                 7,000           3,900                 --
                                            -------------    ------------     --------------
                     TOTAL                    $344,200        $246,400           $105,238
                                            =============    ============     ==============

1. Represents fees for professional services provided in connection with the audit of annual financial statements and review of quarterly financial statements.
2.                Represents fees for the audit of our benefit plan.
3. Represents fees for services provided in connection with tax compliance, tax advice and tax planning, including services provided in connection with assistance in the preparation and filing of tax returns.
4. Represents fees for all other permissible services that do not meet the above category descriptions.

Pre-approval Policy

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. For fiscal 2003, pre-approved non-audit services included only those services described above for "Audit Related Fees," "Tax Fees," and "All Other Fees."

                 SHAREHOLDER PROPOSALS AND OTHER COMMUNICATIONS

The date by which shareholder proposals must be received by the Company for inclusion in proxy materials relating to the 2005 Annual Meeting of Shareholders is October 3, 2004.

In order to be considered at the 2005 Annual Meeting, shareholder proposals, including shareholder nominations for director, must comply with the advance notice and eligibility requirements contained in the Company's By-Laws. The Company's By-Laws provide that shareholders are required to give advance notice to the Company of any business to be brought by a shareholder before an annual shareholders' meeting. For business to be properly brought before an annual meeting by a shareholder, the shareholder must give timely written notice thereof to the Secretary of the Company. In order to be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the meeting. In the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure was made. The notice must contain specified information about the proposed business or nominee, as the case may be, and the shareholder making the proposal. A copy of the Company's By-Laws is available upon request. Such requests and any shareholder proposals should be sent to Roger J. Wolf, Secretary, Hurco Companies, Inc., One Technology Way, P.O. Box 68180, Indianapolis, Indiana, 46268, the principal executive offices of the Company. These procedures apply to any matter that a shareholder wishes to raise at the 2005 Annual Meeting, including those matters raised other than pursuant to 17 C.F.R. ss.240.14a-8 of the rules and regulations of the SEC. A shareholder proposal that does not meet the above requirements will be considered untimely, and any proxy solicited by the Company may confer discretionary authority to vote on such proposal.

The Board of Directors of the Company has implemented a process whereby shareholders may send communications to the Board's attention. The process for communicating with the Board is set forth in the Company's Corporate Governance Principles which are available on our website at www.hurco.com.

                           ANNUAL REPORT ON FORM 10-K

The Company filed its Annual Report on Form 10-K for the fiscal year ended October 31, 2003 with the Securities and Exchange Commission. Shareholders may obtain a copy of the Form 10-K by writing to Roger J. Wolf, Senior Vice-President and Chief Financial Officer, Hurco Companies, Inc., One Technology Way, P. O. Box 68180, Indianapolis, Indiana 46268. A copy of the 10-K can also be obtained at hurco.com or SEC.gov.

                                 OTHER BUSINESS

The Board of Directors knows of no other matters which may be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with their business judgment on such matters.

                                                                 Exhibit A
                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                              HURCO COMPANIES, INC.

Purpose

                  The Audit Committee of the Board of Directors of Hurco Companies, Inc. (the "Company") is appointed by the Board to assist the Board in monitoring (1) the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's independent auditor, and (4) the Company's compliance with legal and regulatory requirements.

                  The Audit Committee is also responsible for producing the annual Audit Committee report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's proxy statement.

Committee Membership

                  The Audit Committee shall consist of at least three directors. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and SEC rules and regulations.

                  The members and the Chair of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Meetings

                  The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

Committee Authority and Responsibilities

                  The Audit Committee shall be directly responsible for the appointment, determination of compensation, retention and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, as required by Section 10A(m)(2) of the Exchange Act. The Audit Committee shall preapprove all auditing services and permitted non-audit services, including the fees and terms thereof. The independent auditor shall report directly to the Audit Committee.

                  The Audit Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking Board approval, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report, to any advisors employed by the Audit Committee and for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                  The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the Audit Committee at its next scheduled meeting.

                  The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.
2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements.
3. In connection with such quarterly reviews and annual audit, discuss with management and the independent auditor major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.
4. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.
5.       Review and discuss quarterly reports from the independent auditor on:
         a. changes in critical accounting policies and practices used;
b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;
c. management's disposition of significant audit adjustments as identified by the external auditor;
d. any proposed changes by regulatory authorities in accounting standards or financial disclosures that could materially affect the Company's financial statements; and
e. other material written communications between the independent auditor and management, such as any management letter with respect to internal control deficiencies.
6. Discuss with management and the independent auditor, the Company's earnings press releases prior to issuance, including the use of any "pro forma" or "adjusted" non-GAAP information.
7. Discuss with management and the independent auditor the effect of any material off-balance sheet structures on the Company's financial statements.

8. Discuss with management at least annually the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.
9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Forms 10-Q about any significant deficiencies in the design or operation of disclosure controls and internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company's disclosure controls and internal controls.
10. Review and approve all related-party transactions, i.e. with Directors, Executive Officers, significant shareholders or affiliated entities in which such persons have material interests of the Company.

Oversight of the Company's Relationship with the Independent Auditor

11.      Review and evaluate the lead partner of the independent auditor team.
12. Obtain annually, to the extent made available, and review a report from the independent auditor regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with any such issues.
13. Ensure receipt from the independent auditor of a formal written statement delineating all relationships between the independent auditor and the company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor. The Audit Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.
14. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years or as otherwise required by
         Section 10A(j) of the Exchange Act.
15. Ensure that the Company's Chief Executive Officer, Chief Financial Officer, Corporate Controller or other principal accounting officer did not participate in the audit of the Company in any capacity as an employee of the independent auditing firm within one year preceding the appointment of such firm for any audit.
16. Meet with the independent auditor prior to the audit to discuss the planning, scope and staffing of the audit.

Compliance Oversight Responsibilities

17. Obtain from the independent auditor assurance that any reportable events under the provisions of Section l0A(b) of the Exchange Act respecting the detection and reporting of illegal acts, of which they are aware, have been communicated to the Committee.
18. Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

19. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.
20. Discuss, as deemed necessary, with the Company's outside counsel, legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

                  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                  -FRONT-
    X    Please mark
         votes as in
         this example.

-------------------------------------------------------------------------------
                            HURCO COMPANIES, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.    To elect six directors to serve until the next Annual Meeting or
2. To transact such other business as may properly until their successors are duly elected and qualified. come before the Annual Meeting or any adjournments thereof.

(01) Robert W. Cruickshank, (02) Michael Doar, (03) Richard T. Niner,
(04) O. Curtis Noel, (05) Charles E. Mitchell Rentschler and
(06) Gerald V. Roch


For                      Witheld
All                      From All
Nominees                 Nominees


       ---------------------------------------
       For all nominees except as noted above

     Mark box at right if you plan to attend the Annual Meeting.

     Mark box at right if an address change or comments have been noted on the reverse side of this card.



Please be sure to sign and date this Proxy.

Signature:___________________________ Date: _______________
Signature:___________________________ Date: _______________

                                    - BACK -

                              HURCO COMPANIES, INC.
                 One Technology Way, Indianapolis, Indiana 46268

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - March 11, 2004
                  Solicited on Behalf of the Board of Directors

The undersigned hereby appoints as proxies Michael Doar and Richard T. Niner, or either of them, with full power of substitution, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Hurco Companies, Inc., to be held at Hurco's Corporate Office, One Technology Way, Indianapolis, Indiana at 10:00 a.m. (EST) on Thursday, March 11, 2004 and any adjournments thereof, upon the matters on the reverse side.

Only shareholders of record as of the close of business on January 8, 2004, are entitle to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for approval of one or more of the above matters at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies. If you do not expect to attend the Annual Meeting, please mark, sign and date the enclosed proxy and return it in the enclosed return envelope which requires no postage if mailed in the United States.

         The shares represented by the Proxy, unless otherwise specified, shall be voted FOR each nominee listed on the reserve side.

PLEASE VOTE, DATE AND SIGN ON RESERVE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the reverse side hereof. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

Has Your Address Changed?                    Do You Have Any Comments?
_____________________________________        ___________________________________

____________________________________         ___________________________________

_____________________________________        ___________________________________